Investor Presentation Claros Mortgage Trust, Inc. (CMTG) November 2023 The properties above are not representative of all transactions.

Important Notices The information herein generally speaks as of the date hereof or such earlier date referred to on specific pages herein. In furnishing this document, Claros Mortgage Trust, Inc. and its consolidated subsidiaries (the “Company” or “CMTG”) do not undertake to update the information herein. No legal commitment or obligation shall arise by the provision of this presentation. All financial information is provided for general reference purposes only and is superseded by, and is qualified in its entirety by reference to, CMTG’s financial statements.   No Offer or Solicitation This document does not constitute (i) an offer to sell or a solicitation of an offer to purchase any securities in CMTG, (ii) a means by which any other investment may be offered or sold or (iii) advice or an expression of our view as to whether an investment in CMTG is suitable for any person.   Portfolio Metrics; Basis of Accounting The performance information set forth in this document has generally been prepared on the basis of generally accepted accounting principles in the United States (U.S. GAAP). The basis on which CMTG’s operating metrics are presented in this document may vary from other reports or documents that CMTG prepares from time to time for internal or external use. Net Debt / Equity Ratio, Total Leverage Ratio, and Distributable Earnings (Loss) Net Debt / Equity Ratio, Total Leverage Ratio, and Distributable Earnings (Loss) are non-GAAP measures used to evaluate the Company’s performance excluding the effects of certain transactions, non-cash items and GAAP adjustments, as determined by our Manager. Net Debt / Equity Ratio is a non-GAAP measure, which the Company defines as the ratio of asset-specific debt and Secured Term Loan, less cash and cash equivalents, to total equity. Total Leverage Ratio is a non-GAAP measure, which the Company defines as the ratio of asset-specific debt and Secured Term Loan, plus non-consolidated senior interests held by third parties, less cash and cash equivalents, to total equity. Distributable Earnings (Loss) is a non-GAAP measure used to evaluate our performance excluding the effects of certain transactions, non-cash items and GAAP adjustments, as determined by our Manager. Distributable Earnings (Loss) is a non-GAAP measure, which the Company defines as net income in accordance with GAAP, excluding (i) non-cash stock-based compensation expense, (ii) real estate depreciation and amortization, (iii) any unrealized gains or losses from mark-to-market valuation changes (other than permanent impairments) that are included in net income for the applicable period, (iv) one-time events pursuant to changes in GAAP and (v) certain non-cash items, which in the judgment of our Manager, should not be included in Distributable Earnings (Loss). Furthermore, the Company presents Distributable Earnings prior to realized gains and losses, which includes principal charge-offs, as the Company believes this more easily allows our Board, Manager, and investors to compare our operating performance to our peers, to assess our ability to pay dividends, and to determine our compliance with certain financial covenants. Distributable Earnings (Loss) is substantially the same as Core Earnings, excluding incentive fees, as defined in the Management Agreement, for the periods presented. The Company believes that Net Debt / Equity Ratio and Total Leverage Ratio provide meaningful information to consider in addition to the Company’s total liabilities and balance sheets. Net Debt / Equity Ratio and Total Leverage Ratio are used to evaluate the Company’s financial leverage. The Company believes that Distributable Earnings (Loss) and Distributable Earnings prior to realized gains and losses provide meaningful information to consider in addition to our net income and cash flows from operating activities in accordance with GAAP. Distributable Earnings (Loss) and Distributable Earnings prior to realized gains and losses do not represent net income or cash flows from operating activities in accordance with GAAP and should not be considered as an alternative to GAAP net income, an indication of our cash flows from operating activities, a measure of our liquidity or an indication of funds available for our cash needs. In addition, the Company’s methodology for calculating Net Debt / Equity Ratio, Total Leverage Ratio, Distributable Earnings (Loss), and Distributable Earnings prior to realized gains and losses may differ from the methodologies employed by other companies to calculate the same or similar supplemental performance measures and, accordingly, the Company’s reported Distributable Earnings (Loss) and Distributable Earnings prior to realized gains and losses may not be comparable to the Distributable Earnings (Loss) and Distributable Earnings prior to realized gains and losses reported by other companies. In order to maintain the Company’s status as a REIT, the Company is required to distribute at least 90% of its REIT taxable income, determined without regard to the deduction for dividends paid and excluding net capital gain, as dividends. Distributable Earnings (Loss), Distributable Earnings prior to realized gains and losses, and other similar measures, have historically been a useful indicator over time of a mortgage REIT’s ability to cover its dividends, and to mortgage REITs themselves in determining the amount of any dividends to declare. Distributable Earnings (Loss) and Distributable Earnings prior to realized gains and losses are key factors, among others, considered by the Board in setting the dividend each quarter and as such the Company believes Distributable Earnings (Loss) and Distributable Earnings prior to realized gains and losses are useful to investors. While Distributable Earnings (Loss) excludes the impact of our unrealized provision for or reversal of current expected credit loss reserves, loan losses are charged off and recognized through Distributable Earnings (Loss) when deemed non-recoverable. Non-recoverability is determined (i) upon the resolution of a loan (i.e., when the loan is repaid, fully or partially, or when the Company acquires title in the case of foreclosure, deed-in-lieu of foreclosure, or assignment-in-lieu of foreclosure), or (ii) with respect to any amount due under any loan, when such amount is determined to be non-collectible. The information provided herein is as of September 30, 2023 unless otherwise noted.

Important Notices (cont’d) Determinations of Loan-to-Value / Loan-to-Cost LTV represents “loan-to-value” or “loan-to-cost”, which is calculated as our total loan commitment from time to time, as if fully funded, plus any financings that are pari passu with or senior to our loan, divided by our estimate of either (1) the value of the underlying real estate, determined in accordance with our underwriting process (typically consistent with, if not less than, the value set forth in a third-party appraisal) or (2) the borrower’s projected, fully funded cost basis in the asset, in each case, as we deem appropriate for the relevant loan and other loans with similar characteristics. Loans with specific current expected credit loss (“CECL”) reserves are reflected as having an LTV of 100%. Underwritten values and projected costs should not be assumed to reflect our judgment of current market values or project costs, which may have changed materially since the date of origination. LTV is updated only in connection with a partial loan paydown and/or release of collateral, material changes to expected project costs, the receipt of a new appraisal (typically in connection with financing or refinancing activity) or a change in our loan commitment. Totals represent weighted average based on loan commitment, including non-consolidated senior interests and pari passu interests. Forward-Looking Statements This document and oral statements made in connection therewith contain forward-looking statements within the meaning of U.S. federal securities laws. Forward-looking statements express CMTG’s views regarding future plans and expectations. They include statements that include words such as “may,” “could,” “would,” “should,” “believe,” “expect,” “anticipate,” “plan,” “estimate,” “target,” “project,” “plan,” “intend” and similar words or expressions. Forward-looking statements in this presentation include, but are not limited to, statements regarding future operations, business strategy, cash flows, income, costs, expenses, liabilities and profits of CMTG. These statements are based on numerous assumptions and are subject to risks, uncertainties or change in circumstances that are difficult to predict or quantify. Actual future results may vary materially from those expressed or implied in these forward-looking statements, and CMTG’s business, financial condition and results of operations could be materially and adversely affected by numerous factors, including such known and unknown risks and uncertainties. As a result, forward-looking statements should be understood to be only predictions and statements of our current beliefs, and are not guarantees of performance. Statements regarding the following subjects, among others, may be forward-looking: market trends in CMTG’s industry, interest rates, real estate values, the debt securities markets or the general economy; the demand for commercial real estate loans; CMTG’s business and investment strategy; CMTG’s operating results; actions and initiatives of the U.S. government and governments outside of the United States, changes to government policies and the execution and impact of these actions, initiatives and policies; the state of the economy generally or in specific geographic regions; changes in geopolitical conditions; economic trends and economic recoveries; CMTG’s ability to obtain and maintain financing arrangements, including secured debt arrangements and securitizations; the timing and amount of expected future fundings of unfunded commitments; the availability of debt financing from traditional lenders; the volume of short-term loan extensions; the demand for new capital to replace maturing loans; CMTG’s expected leverage; general volatility of the securities markets in which we participate; changes in the value of CMTG’s assets, and the scope of CMTG’s target assets; interest rate mismatches between CMTG’s target assets and any borrowings used to fund such assets; changes in interest rates and the market value of CMTG’s target assets, changes in prepayment rates on CMTG’s target assets, effects of hedging instruments on CMTG’s target assets, and rates of default or decreased recovery rates on CMTG’s target assets; the degree to which hedging strategies may or may not protect us from interest rate volatility; impact of and changes in governmental regulations, tax law and rates, accounting, legal or regulatory issues or guidance and similar matters; CMTG’s continued maintenance of our qualification as a REIT for U.S. federal income tax purposes; CMTG’s continued exclusion from registration under the Investment Company Act of 1940, as amended (the "1940 Act"); the availability of opportunities to acquire commercial mortgage related, real estate-related and other securities; the availability of qualified personnel; estimates relating to CMTG’s ability to make distributions to our stockholders in the future; CMTG’s present and potential future competition; and unexpected costs or unexpected liabilities, including those related to litigation. The forward-looking statements are based on beliefs, assumptions, and expectations about future performance, taking into account all information currently available. You should not place undue reliance on these forward-looking statements. These beliefs, assumptions, and expectations can change as a result of many possible events or factors, not all of which are known. If a change occurs, CMTG’s business, financial condition, liquidity, and results of operations may vary materially from those expressed in any forward-looking statements. Any forward-looking statement speaks only as of the date on which it is made. New risks and uncertainties arise over time, and it is not possible to predict those events or how they may affect CMTG. Except as required by law, CMTG is not obligated to, and does not intend to, update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

CMTG Snapshot See Endnotes in the Appendix. $7.1 billion Loan Portfolio 1 $2.3 billion Equity Book Value $433 million Total Liquidity 2 9.5% Weighted Average All-In Yield 3 98% Senior Loans 1,4 98% Floating Rate Loans 1 68.8% Weighted Average Portfolio LTV 5 2.3x Net Debt / Equity Ratio 6

Integrated real estate investor, operator, developer and lender Mack Real Estate Group The firm’s principals have decades of global real estate investing experience Invests institutional and high net worth capital in real estate equity and debt assets

Mack Real Estate Group Businesses Real Estate Credit (“MRECS”) Direct lending (first mortgage, mezzanine, preferred equity) and other debt investments Property Management (“MPM”) Property management of MREG and third-party owned residential and commercial assets Comprehensive Property Management Services ~5,000 units 3.6M SF under management of commercial and industrial space under management ~190 staff located across the U.S. Real Estate Equity (“MREG”) Development and ownership of multifamily, industrial, office, and other asset classes Multifamily and Industrial Investmentsa 29 investments ~9,000 potential unitsb ~6.0 million industrial SFb High Yield Levered Transitional Credit Investments Levered Transitional Credit Investments ~$3.0B $18.0B of investor capital raised since inception of credit investments originated, co-originated or acquired ~$900M $1.9B Unlevered Transitional Credit Investments $250M $52.5M of investor capital raised since inception of credit investments originated, co-originated or acquired of investor capital raised since inception of credit investments originated, co-originated or acquired As of June 30, 2023. These properties and investments are not CMTG investments and are not expected to be invested in by CMTG. Past or expected performance of MREG, MPM and MRECS is not indicative or predictive of future performance or results of CMTG. Includes realized investments. Unit count, square footage, and other figures concerning development characteristics reflect assets in various stages of development, including actual unit count for completed construction as well as estimated unit count for development projects that are not yet completed. Such estimated figures are based on expectations, estimates, and projections and no party provides any guarantee or assurance that these projections are accurate. Actual results may vary significantly from those reflected or contemplated. Similarly, there is no guarantee that MREG will ultimately develop the assets in accordance with the development plans as presented herein. Please read the Important Notices at the beginning of this presentation for additional important information concerning, among other things, forward-looking statements.

MREG National Presence  Includes employees across the firm’s credit, equity, development, and property management business as of the date on this presentation. Integrated platform with investment, development, property management and lending activities across the United States WA NV CA AZ CO TX IL MI TN NC FL VA PA New York City CT MA Raleigh Seattle Los Angeles Phoenix GA NY MD 6 offices ~300 employees Mack Real Estate Group, LLC Office MREG / MRECS Investments and/or Mack Property Management, L.P. (MPM) Presence UT Miami

CMTG Overview KEY DIFFERENTIATORS “Ownership mindset” investment approach Well-capitalized, institutional borrowers Markets with local intelligence / experience / expertise Proactive asset management with a focus on staying ahead of the borrower Focus on downside protection; highly structured loans with credit support Utilize modest leverage PLATFORM Roots in real estate development and operations dating back to the 1960s Managed by experienced operator with integrated credit, equity, development and property management business Established and scaled platform with demonstrated track record Focus on transitional loan opportunities secured by high quality CRE assets, generally with institutional-grade sponsorship, located in major U.S. markets where MREG has infrastructure and / or experience

Loan Portfolio Overview Key Portfolio Metrics7 September 30, 2023 June 30, 2023 Loan Portfolio1 $7.1Bn $7.5Bn Total Loan Commitments8 $8.5Bn $9.1Bn Number of Loans 69 75 LTV5 68.8% 68.5% Average Commitment Size ~$120MM ~$120MM Weighted Average All-In Yield3 9.5% 9.2% Floating Rate Loans1 98% 98% Senior Loans1,4 98% 98% a Mixed-use comprises 4% office, 2% retail, 2% multi-family, and immaterial for-sale condo and hospitality components. Mixed-use allocations are based upon allocable square footage except where another method is deemed more appropriate under the applicable facts and circumstances.

$ amounts in millions       Region Exposure by Carrying Value and as a % of Total Carrying Value Collateral Type Number of Loans Carrying Value1 % of Total Carrying Value West Northeast Southeast Mid Atlantic Southwest Midwest Other Multi-family 23 2,883 41% $1,358 / 19% $389 / 5% $75 / 1% $277 / 4% $503 / 7% $282 / 4% - Hospitality 9 1,342 19% $604 / 9% $455 / 6% $283 / 4% - - - - Office 9 943 13% $248 / 3% $272 / 4% $211 / 3% - $88 / 1% $125 / 2% - Mixed-use a 6 597 8% - $195 / 3% $138 / 2% $264 / 4% - - - Land 6 528 8% - $378 / 5% $30 / 0% $120 / 2% - - - For Sale Condo 4 384 5% $209 / 3% $14 / 0% $157 / 2% $4 / 0% - - - Other b 12 406 6% $46 / 1% $157 / 2% $59 / 1% $73 / 1% - $70 / 1% $2 / 0% Total 69 7,083 100% $2,464 / 36% $1,860 / 26% $953 / 13% $738 / 10% $590 / 8% $476 / 7% $2 / 0% Loan Portfolio Overview (cont’d) Totals may not foot due to rounding. Mixed-use comprises 4% office, 2% retail, 2% multi-family, and immaterial for-sale condo and hospitality components. Mixed-use allocations are based upon allocable square footage except where another method is deemed more appropriate under the applicable facts and circumstances. Includes five loans secured by a portfolio of build-to-rent homes, representing $166 million in loan commitments and $61 million in unpaid principal balance.

Financial Overview Key Financial Metrics 3Q-2023 2Q-2023 1Q-2023 YTD 2023 GAAP Net (Loss) Income ($MM) Per Share $(68.9) $(0.50) $4.3 $0.02 $36.7 $0.26 $(28.0) $(0.22) Distributable (Loss) Earnings ($MM)9 Per Share $(22.8) $(0.16) $(14.5) $(0.10) $40.3 $0.29 $3.0 $0.03 Distributable Earnings prior to realized gain and principal charge-off ($MM)9 Per Share $49.6 $0.35 $50.3 $0.35 $40.3 $0.29 $139.4 $0.99 Dividends ($MM) Per Share $35.3 $0.25 $52.4 $0.37 $52.4 $0.37 $140.1 $0.99 Book Value ($MM) Per Share Adjusted Book Value per Share10 $2,296.7 $16.25 $17.00 $2,400.4 $16.94 $17.64 $2,444.2 $17.26 $17.96 Net Debt / Equity Ratio6 Total Leverage Ratio11 2.3x 2.7x 2.3x 2.7x 2.2x 2.6x GAAP net loss of $68.9 million, or $0.50 per share; distributable loss of $22.8 million, or $0.16 per share; and distributable earnings prior to realized gain and principal charge-off of $49.6 million, or $0.35 per share 9 Paid a cash dividend of $0.25 per share for the third quarter of 2023

Financing Mix Total financing capacity decreased to $7.8 billion from $8.0 billion at June 30, 2023; undrawn capacity increased to $2.1 billion from $2.0 billion at June 30, 202312 Unencumbered loan assets totaled $438 million (93% senior mortgages); unencumbered REO asset with a carrying value of $144 million a Net debt / equity ratio of 2.3x and total leverage ratio of 2.7x as of September 30, 2023, unchanged from June 30, 20236,11 Summary of Outstanding Financing $ amounts in millions Capacity UPB at September 30, 2023 Weighted Average Coupon13 Repurchase agreements and term participation facility $6,105 $4,160 2.74% Asset Specific Financing $674 $490 3.40% Secured Term Loan $727 $727 4.50% Debt Related to REO $290 $290 2.83% Total as of 3Q-2023 $7,797 $5,667 3.03% a. Total carrying value includes acquired lease intangibles, net of accumulated depreciation.

Capital Structure Overview Conservative Capital Structure Capital Structure Composition ($ amounts in millions) 2.3x Net Debt / Equity Ratio6 $6.1 billion total warehouse and participation financing capacity across six counterparties with $4.2 billion outstanding12 Weighted average advance rate of 69% on asset-specific financings (76% advance rate on multi-family loans and 63% on other loans) For illustrative and discussion purposes only. Not intended to illustrate order of priority. Warehouse Facilities $3,919 Other Asset- Specific Financings $375 Debt Related to REO $290 Unencumbered loan assets totaled $438 million ($407 million in senior mortgages) Equity $2,297 Secured Term Loan $727 Warehouse and Participation Facilities $4,160 Debt Related to REO $290 Other Asset-Specific Financings $490

Appendix A The properties above are not representative of all transactions.

Richard Mack14 CEO and Chairman, CMTG; Co-Founder and CEO, MREG Mike McGillis14 President, CMTG; President, MREG Jai Agarwal14 CFO, CMTG Kevin Cullinan14 Executive Vice President, CMTG; MD, Co-Head of Credit Strategies, Head of Originations, MREG Priyanka Garg14 Executive Vice President, CMTG; MD, Co-Head of Credit Strategies, Head of Asset Management, MREG Barden Gale14 Vice Chairman, MREG Paul Keller15 Chairman, MRED; Vice Chairman, MREG J.D. Siegel14,16 Executive Vice President, CMTG; General Counsel and COO, MREG Dave Germond14,16 MD, Head of Capital Raising, MREG As of September 30, 2023. MRECS Senior Leadership CMTG Leadership Other IC Members / Advisers Co-founded MREG in 2013 and MRECS in 2014 Formerly at AREA Property Partners and Shearson Lehman Hutton Joined MRECS in 2015 Formerly at J.E. Robert Companies, Freddie Mac, and AEW Capital Management Joined MREG in 2022 Formerly at Apollo Commercial Real Estate Finance, Blackstone Mortgage Trust, and iStar Joined MRECS in 2015 Formerly at J.P. Morgan and CBRE Joined MRECS in 2020 Formerly at Treeview Real Estate Advisors, Westbrook Partners, and Goldman Sachs Joined MREG in 2014 Formerly at J.E. Robert Companies, Starwood Capital Group, and ABP Investments Joined MREG in 2013 Formerly at Mack Urban, Urban Partners, and Keller Equity Group Joined MREG in 2015 Formerly at Aetos Capital Real Estate, Centerbridge Partners, and Sherman & Sterling Joined MRECS in 2016 Formerly at Tishman Speyer and Prudential Real Estate Investors

Portfolio Overview Investment Carrying Value1 Unpaid Principal Balance Loan Commitment8 Origination Date Property Type Location Loan Type Construction Risk Rating Investment 1 399.2 401.2 405.0 Dec-21 Multifamily CA Senior N 3 Investment 2 389.4 390.0 390.0 Nov-19 Multifamily NY Senior N 3 Investment 3 271.5 270.0 270.0 Jul-18 Hospitality NY Senior N 3 Investment 4 224.6 225.0 225.0 Jul-21 Hospitality GA Senior N 3 Investment 5 214.4 215.9 227.0 Jun-22 Hospitality CA Senior N 3 Investment 6 213.3 214.9 262.5 Feb-22 Multifamily CA Senior Y 4 Investment 7 212.5 213.8 235.0 Aug-22 Hospitality CA Senior N 3 Investment 8 208.9 208.9 247.3 Oct-19 For Sale Condo CA Senior N 3 Investment 9 192.6 192.6 192.6 Sep-18 Land NY Senior N 3 Investment 10 185.1 185.1 202.4 Oct-19 Mixed-Use DC Senior N 3 Investment 11 169.3 170.0 170.0 Jan-22 Multifamily CO Senior N 3 Investment 12 168.0 168.9 193.4 Apr-22 Multifamily MI Senior N 3 Investment 13 159.4 159.4 319.9 Sep-19 Office GA Senior N 4 Investment 14 157.1 158.2 160.0 Sep-19 For Sale Condo FL Senior Y 2 Investment 15 154.0 155.0 160.0 Sep-22 Multifamily AZ Senior N 3 Investment 16 120.1 150.7 150.7 Jan-18 Land VA Senior N 5 Investment 17 149.8 150.0 150.0 Feb-19 Office CT Senior N 3 Investment 18 147.4 147.5 147.5 Dec-21 Multifamily PA Senior N 3 Investment 19 132.7 133.6 151.7 Apr-22 Multifamily TX Senior N 3 Investment 20 129.6 130.0 130.0 Dec-21 Multifamily VA Senior N 3 CMTG Portfolio Summary by Unpaid Principal Balance as of September 30, 2023 ($ amounts in millions)

Portfolio Overview Investment Carrying Value1 Unpaid Principal Balance Loan Commitment8 Origination Date Property Type Location Loan Type Construction Risk Rating Investment 21 124.8 125.0 125.0 Dec-21 Office IL Subordinate N 3 Investment 22 122.3 123.3 127.3 Jun-22 Multifamily TX Senior N 3 Investment 23 122.5 122.5 122.5 Sep-19 Office NY Senior N 3 Investment 24 119.3 119.5 120.0 Apr-19 Mixed-Use NY Senior N 3 Investment 25 118.5 119.1 122.0 Mar-22 Multifamily TX Senior N 3 Investment 26 114.6 115.0 115.0 Aug-22 Multifamily CO Senior N 3 Investment 27 113.5 113.5 113.5 Jul-21 Multifamily IL Senior N 3 Investment 28 91.6 112.4 124.8 Feb-20 Office CA Senior N 5 Investment 29 105.3 104.3 104.3 Jun-18 Hospitality NY Senior Y 4 Investment 30 102.6 103.0 103.0 Dec-21 Mixed-Use TN Senior N 3 Investment 31 100.8 101.1 101.1 Mar-23 Hospitality CA Senior N 3 Investment 32 97.8 98.2 100.0 Aug-21 Office CA Senior N 4 Investment 33 95.7 96.2 100.8 Jan-22 Multifamily NV Senior N 3 Investment 34 90.3 90.9 148.3 Mar-21 Other MA Senior N 3 Investment 35 87.8 87.8 87.8 Mar-20 Office TX Senior N 3 Investment 36 88.1 87.7 87.7 Dec-18 Land NY Senior N 3 Investment 37 79.2 81.2 202.5 May-22 Mixed-Use VA Senior Y 3 Investment 38 a 78.3 78.5 115.3 Aug-22 Hospitality NY Senior Y 4 Investment 39 75.8 76.4 76.4 Jul-18 Hospitality CA Senior N 4 Investment 40 75.2 75.6 77.1 Nov-21 Multifamily FL Senior N 3 CMTG Portfolio Summary by Unpaid Principal Balance as of September 30, 2023 ($ amounts in millions)

Portfolio Overview Investment Carrying Value1 Unpaid Principal Balance Loan Commitment8 Origination Date Property Type Location Loan Type Construction Risk Rating Investment 41 75.2 75.5 76.0 Jul-22 Multifamily UT Senior N 3 Investment 42 75.4 75.5 75.5 Apr-19 Mixed-Use NY Senior N 3 Investment 43 72.9 74.1 130.5 Jan-22 Other PA Senior N 3 Investment 44 51.3 71.5 84.8 Aug-21 Office GA Senior N 5 Investment 45 69.7 70.1 79.6 Jun-21 Other MI Senior N 3 Investment 46 66.6 67.8 140.0 Nov-22 Other MA Senior Y 3 Investment 47 66.7 67.0 76.4 Dec-21 Multifamily TX Senior N 4 Investment 48 67.0 67.0 67.0 Jul-19 Land NY Senior N 4 Investment 49 58.7 59.1 73.7 Jan-22 Hospitality TN Senior N 3 Investment 50 58.2 59.0 90.0 Feb-22 Office WA Senior N 3 Investment 51 49.9 50.2 53.3 Mar-22 Multifamily AZ Senior N 4 Investment 52 47.6 48.0 60.3 Nov-21 Multifamily NV Senior N 3 Investment 53 46.0 47.0 106.5 Oct-22 Other NV Senior Y 3 Investment 54 39.9 41.7 176.3 Sep-22 Multifamily UT Senior Y 3 Investment 55 38.1 38.3 44.8 Feb-22 Multifamily TX Senior N 4 Investment 56 35.1 36.4 141.8 Dec-21 Mixed-use FL Senior Y 3 Investment 57 30.3 30.2 30.2 Jul-21 Land FL Subordinate N 3 Investment 58 29.9 30.0 30.0 Apr-19 Land MA Senior N 3 Investment 59 24.4 24.5 28.5 Feb-22 Multifamily TX Senior N 3 Investment 60 18.8 19.1 32.8 Jan-22 Other GA Senior Y 3 CMTG Portfolio Summary by Unpaid Principal Balance as of September 30, 2023 ($ amounts in millions)

Portfolio Overview Investment Carrying Value1 Unpaid Principal Balance Loan Commitment8 Origination Date Property Type Location Loan Type Construction Risk Rating Investment 61 14.2 14.0 14.0 Aug-19 For Sale Condo NY Senior N 3 Investment 62 12.9 13.4 54.0 Feb-22 Other GA Senior Y 3 Investment 63 10.7 11.0 32.1 Feb-22 Other FL Senior Y 3 Investment 64 10.0 10.2 23.4 Apr-22 Other GA Senior Y 3 Investment 65 6.5 6.8 24.2 Apr-22 Other GA Senior Y 3 Investment 66 3.8 3.9 3.9 Dec-21 For Sale Condo VA Senior N 3 Investment 67 1.9 1.9 1.9 Jul-19 Other Other Senior N 5 Investment 68 - 0.9 0.9 Aug-18 Other NY Subordinate N 5 Investment 69 (1.1) - 112.1 Dec-22 Multifamily WA Senior Y 3 Total / Wtd. Average17 $7,083.3 $7,186.0 $8,528.4 20% Investment in unconsolidated joint venture a $42.5 Real Estate Owned – Hospitality, net 396.4 Real Estate Owned – Mixed-Use, net b 143.6 Portfolio Total $7,665.8 CMTG Portfolio Summary by Unpaid Principal Balance as of September 30, 2023 ($ amounts in millions) Comprised of loans backed by the same property. Total carrying value includes acquired lease intangibles, net of accumulated depreciation.

($ amounts in thousands) September 30, 2023 March 31, 2022   December 31, 2022 March 31, 2022 Assets       Cash and cash equivalents $ 307,367 $ 306,456 Restricted cash 23,183 41,703 Loan principal payments held by servicer 689 - Loans receivable held-for-investment 7,155,231 7,489,074 Less: current expected credit loss reserve (141,686) (128,647) Loans receivable held-for-investment, net 7,013,545 7,360,427 Equity method investment 42,515 41,880 Real estate owned, net 520,500 401,189 Other assets 140,631 89,858 Total assets $ 8,048,430 $ 8,241,513   Liabilities and Equity Repurchase agreements $ 3,813,612 $ 3,966,859 Term participation facility 346,140 257,531 Loan participations sold, net 254,224 263,798 Notes payable, net 231,875 149,521 Secured term loan, net 713,276 736,853 Debt related to real estate owned, net 289,782 289,389 Other liabilities 57,981 59,223 Dividends payable 35,330 52,001 Management fee payable – affiliate 9,541 9,867 Total liabilities $ 5,751,761 $ 5,785,042     Equity   Common stock, $0.01 par value, 500,000,000 shares authorized, 138,728,690 and 140,055,714 shares issued and 138,728,690 and 138,376,144 shares outstanding at September 30, 2023 and December 31, 2022, respectively 1,400 1,400 Additional paid-in capital 2,720,688   2,712,316 Accumulated deficit (425,419) (257,245) Total equity 2,296,669 2,456,471 Total liabilities and equity $ 8,048,430 $ 8,241,513 Consolidated Balance Sheets September 30, 2023 and December 31, 2022 Source: CMTG financials.

Consolidated Statements of Operations For the Three Months Ended September 30 and June 30, 2023, and September 30, 2022 Source: CMTG financials. Three Months Ended Three Months Ended Three Months Ended Three Months Ended Three Months Ended Three Months Ended ($ amounts in thousands, except share and per share data) September 30, 2023 March 31, 2022 June 30, 2023 March 31, 2022 September 30, 2022 March 31, 2022 Revenue Interest and related income $ 182,044 $ 180,735 $ 126,520 Less: interest and related expense 123,611 119,676 67,985 Net interest income 58,433 61,059 58,535 Revenue from real estate owned 22,120 19,866 17,882 Total net revenue 80,553 80,925 76,417 Expenses Management fees – affiliate 9,541 9,641 9,944 General and administrative expenses 3,565 4,492 4,819 Stock-based compensation expense 4,369 4,395 3,426 Real estate owned: Operating expenses 13,706 11,269 11,366 Interest expense 6,137 5,865 3,903 Depreciation and amortization 2,558 2,092 2,064 Total expenses 39,876 37,754 35,522 Gain on sale of loan 575 - - Proceeds from interest rate cap 1,691 1,495 - Unrealized (loss) gain on interest rate cap (1,659) (259) 2,776 (Loss) income from equity method investment (33) (895) 929 Gain on extinguishment of debt - 2,217 - Provision for current expected credit loss reserve (110,198) (41,476) (2,352) Net (loss) income attributable to common stock $ (68,947) $ 4,253 $ 42,248 Net (loss) income per share of common stock Basic and diluted $ (0.50) $ 0.02 $ 0.30 Weighted-average shares of common stock outstanding Basic and diluted 138,899,168 138,399,446 139,430,153

Reconciliation of GAAP Net Income (Loss) to Distributable Earnings (Loss) For the Three Months Ended September 30, 2023 Refer to page 1 for definition of Distributable Earnings (Loss). ($ amounts in thousands) GAAP Net Income (Loss) Attributable to Common Stock Adjustments Distributable Earnings (Loss) Interest and related income $182,044 - $182,044 Interest and related expense (123,611) - (123,611) Revenue less expenses from real estate owned 2,277 354 2,631 Depreciation and amortization on real estate owned (2,558) 2,558 - Management fees - affiliate (9,541) - (9,541) General and administrative expenses (3,565) - (3,565) Stock-based compensation expense (4,369) 4,369 - Proceeds from interest rate cap 1,691 - 1,691 Unrealized loss on interest rate cap (1,659) 1,659 - Loss from equity method investment (33) - (33) Gain on sale of loan 575 (575) - Provision for current expected credit loss reserve (110,198) 110,198 - Total $(68,947) $118,563 $49,616 Per share, basic and diluted $(0.50)   $0.35 Principal charge-off - (72,957) (72,957) Gain on sale of loan - 575 575 Total $(68,947) $46,181 $(22,766) Per share, basic and diluted $(0.50)   $(0.16) Weighted average diluted shares – GAAP     138,899,168 Weighted average unvested RSUs     2,569,993 Weighted average diluted shares – Distributable Earnings (Loss)       141,469,161

Endnotes Based on carrying value net of specific CECL reserves. Total Liquidity as of September 30, 2023, includes cash and approved and undrawn credit capacity. Approved and undrawn credit capacity represents undrawn capacity available under financing facilities. While these amounts were previously contractually approved, in certain cases, the lender’s consent is required for us to borrow these amounts. All-in yield represents the weighted average annualized yield to initial maturity of each loan, inclusive of coupon and contractual fees, based on the applicable floating benchmark rate/floors (if applicable), in place as of September 30, 2023. For loans placed on non-accrual, the annualized yield to initial maturity used in calculating the weighted average annualized yield to initial maturity is 0%. Senior loans include senior mortgages and similar loans, including related contiguous subordinate loans (if any), and pari passu participations in senior mortgage loans. LTV represents underwritten “loan-to-value” or “loan-to-cost.” Underwritten values and projected costs should not be assumed to reflect our judgment of current market values or project costs, which may have changed materially since the date of origination. See Important Notices beginning on page 1 for additional information. Net Debt / Equity Ratio is calculated as the ratio of asset-specific debt and Secured Term Loan, less cash and cash equivalents, to total equity. For further information, please refer to Item 2 (MD&A) of our 10-Q. Excludes our real estate owned (REO) investments, unless otherwise noted. Loan commitment represents principal outstanding plus remaining unfunded loan commitments. Refer to page 21 for a reconciliation of Distributable Earnings (Loss) to GAAP Net Income attributable to its common stock. For further detail on a reconciliation of prior period metrics to GAAP, please refer to Item 2 (MD&A) of our 10-Q filings. Adjusted book value per share includes general CECL reserves and accumulated depreciation. For further detail on a reconciliation to GAAP, please refer to Item 2 (MD&A) of our 10-Q filings. Total Leverage Ratio is calculated as the ratio of asset-specific debt and Secured Term Loan, plus non-consolidated senior interests held by third parties, less cash and cash equivalents, to total equity. Subject to approval of financing counterparty as well as pledging of additional unencumbered assets. Weighted average spreads exclude LIBOR / SOFR floors. Fixed-rate financings are presented as a spread over the relevant floating benchmark rate. MRECS Investment Committee Member. Paul Keller is an Adviser to the MRECS Investment Committee for construction investments. J.D. Siegel and Dave Germond are non-voting members of the MRECS Investment Committee. Based on total loan commitments.